                                                      EXHIBIT 3.1

                      Certificate of Incorporation

                                  of

                           Delta Funding Corp.


             under section 402 of the Business Corporation Law



IT IS HEREBY CERTIFIED THAT:

     (1)  The name of the corporation is  DELTA FUNDING CORP.


     (2) The office of the corporation is to be located in the incorporated village of GREAT NECK County of NASSAU, State of New York.


     (3) The aggregate number of shares which the corporation shall have the authority to issue is 200 NO PAR VALUE.


     (4) The Secretary of State is designated as agent of the corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is

               c/o  ROBERT SCHNEIDER, ESQ.
                    39 BROADWAY
                    SUITE 2807
                    NEW YORK, N.Y. 10006

(5)  The purposes of the corporation are as follows:

To act as agent of broker for insurers of life, health and property against loss or damage of any kind from any and all causes; to conduct agencies for the placing and writing of casualty, automobile liability, employers' liability and other liability insurance of all kinds; to act as agent, broker or intermediary in the placing of excess insurance coverage; to act as agent, broker or intermediary in the placing of surplus insurance coverage; to act as agent, broker or intermediary in the acceptance of excess and surplus insurance coverage; to conduct a general insurance agency and brokerage business; to act as agent for bonding, surety and title guaranty companies; to investigate and report upon the cause and extent of insured losses whether presented by the insured or by third parties; to adjust, and to act as agent in the payment of losses whether to the insured, third parties, or other parties entitled to same; to attend to the collection of premiums on policies issued by its principals, and to the cancellation, alteration and extension of policies and other contracts made by them, when and as authorized and directed; and to do any and all things incidental to or suitable for the complete accomplishment of the foregoing purposes.

To conduct, as principal or agent, a general business as commercial factors and financiers, of financing, by loans and other advances of money, credit or property, secured (with or without recourse to the borrower) or unsecured, by purchase of accounts receivable, installment contracts, and other evidences of debt and by any and all other means, the manufacture, sale, lease and purchase, foreign and domestic, of merchandise of any kind and description, real and synthetic, and of material, supplies, machinery, appliances, processes, inventions, designs, patents, patent rights, and licenses, trademarks, trade names, copyrights and trade secrets and other cognate items used or useful in connection with the preparation for market and sale of any of the foregoing, and to furnish any and all collection and remittances facilities pertinent thereto; to conduct research and furnish advice with respect to credit, credit controls, and other factors cognate to any of the foregoing: in furtherance of the corporate business to guarantee or assume interest in or obligations of other concerns, wherever and however organized, or of individuals and to do any and all other acts and things designed to aid in any manner or to protect or to enhance the value of any obligation or interest owned by this corporation or in which it may have any beneficial interest, and to act as financial, commercial, special, or general agent, or representative of bodies politic, corporations, association, partnerships, firms, trustees, syndicates, individuals, combinations, organizations, and other entities located in or organized under the laws of any part of the world.

To generally purchase or acquire property, personal and real as may be useful to the operation of this business, generally to do and perform everything necessary to carry out the aforesaid purposes.

The corporation in furtherance of its corporate purposes above set forth, shall have all of the powers in Section 202 of the Business Corporation Law, subject to any limitations provided in the Business Corporation Law or any other statute of the State of New York.

The undersigned incorporation(s) are at least eighteen years of age or over.

IN WITNESS THEREOF, this certificate has been signed this 21st day of JANUARY, 1982, by the undersigned who affirm(s) that the statements made herein are true under the penalties of perjury.


/s/ KAROL LYNN ZDGIEBLOSKI
- -----------------------------------------
SIGNATURE OF INCORPORATOR


KAROL LYNN ZDGIEBLOSKI
- -----------------------------------------
NAME

284 STATE STREET, ALBANY, N.Y.  12210
- -----------------------------------------
ADDRESS

(please print or type)

                         Certificate of Incorporation

                                      of

                              Delta Funding Corp.


               under section 402 of the Business Corporation Law











                             filer:
                         ROBERT SCHNEIDER, ESQ.
                         39 BROADWAY
                         NEW YORK, N.Y. 10006






                          STATE OF NEW YORK
                          DEPARTMENT OF STATE
                          FILED: JANUARY 28, 1982

                         Certificate of Incorporation

                                      of

                              Delta Funding Corp.


               under section 402 of the Business Corporation Law



IT IS HEREBY CERTIFIED THAT:

     (1)  The name of the corporation is  DELTA FUNDING CORP.


     (2) The office of the corporation is to be located in the incorporated village of GREAT NECK County of NASSAU State of New York.


     (3) The aggregate number of shares which the corporation shall have the authority to issue is 200 NO PAR VALUE.


     (4) The Secretary of State is designated as agent of the corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is

                    C/O  THE CORPORATION
                         70 MIDDLE NECK ROAD
                         GREAT NECK, N.Y.

     (5)  The purposes of the corporation are as follows:

To engage in any lawful act or activity for which corporations may be organized under Section 402 of the Business Corporation Law.

This corporation is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board or other body without consent or approval first being obtained.



IN WITNESS WHEREOF; I have made and subscribed this certificate this 9th day of May, 1983.

                         /s/ GLORIA J. AVERY
                         ----------------------------------
                         Signature




                         GLORIA J. AVERY
                         ----------------------------------
                         Name


                         284 STATE STREET, ALBANY, NEW YORK  12210
                         -------------------------------------------
                         Address


STATE OF NEW YORK   )
                     SS:
COUNTY OF ALBANY    )

On the 9th day of May, 1983, before me personally came GLORIA J. AVERY to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and duly acknowledged to me that she executed the same.


/s/ Frank J. Panucci
- --------------------
Frank J. Panucci,
Notary Public, State of New York
Qualified in Albany County
No. 4721156
Commission Expires, March 30th, 1984.

                         Certificate of Incorporation

                                      of


                              Delta Funding Corp.


               under section 402 of the Business Corporation Law










                        Filer:
                   GOLDBERG & SCHNEIDER, ESQS.
                     39 BROADWAY, SUITE 2807
                      NEW YORK, N.Y.  10006




State of New York
Department of State
Filed:  May 10, 1983

                             CERTIFICATE OF CHANGE

                                      OF

                           DELTA FUNDING CORPORATION


              under Section 805-A of the Business Corporation Law


IT IS HEREBY CERTIFIED THAT:

1.  The name of the corporation is  DELTA FUNDING CORPORATION.

2. The Certificate of Incorporation was filed by the Department of State on the 28th day of January, 1982, under the name Delta Funding Corp., it amended its name to Delta Funding Corporation on 10/11/83.

3.  The following was authorized by the board of directors.

To change the paragraph relating to the address the Secretary of State shall mail a copy of process to read in its entirety as follows:

     The Secretary of State is designated as agent of the corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is:

                    Delta Funding Corporation
                    130 Steamboat Road
                    Great Neck, N.Y.  11024

     IN WITNESS WHEREOF, we have signed this certificate on the 17th day of April, 1989 and we affirm that the statements made herein are true under the penalties of perjury.



/s/ Sidney A. Miller                    /s/ Danial A. Ingarra
- --------------------                    ---------------------
Sidney A. Miller--President            Daniel A. Ingarra--Secretary

                             CERTIFICATE OF CHANGE

                                      OF

                           DELTA FUNDING CORPORATION


              under Section 805-A of the Business Corporation Law








                                     Filer

                          Goldberg & Schneider, Esqs.
                            39 Broadway, Suite 2807
                             New York, N.Y.  10006








                             STATE OF NEW YORK
                             DEPARTMENT OF STATE
                             FILED: APRIL 23, 1989

                         Certificate of Dissolution of

                              Delta Funding Corp.

              under Section 1003 of the Business Corporation Law


IT IS HEREBY CERTIFIED THAT:

     (1)  The name of the corporation is DELTA FUNDING CORP.


     (2) The certificate of incorporation was filed by the department of state on the 10th of May 1983.


     (3)  The name, title and address of each of its officers and directors are:

    Name             Title               Street and Number
    ----             -----               -----------------

Sidney A. Miller    President    85 Station Road, Great Neck, N.Y. 11023

Rona V. Miller      Vice Pres.   85 Station Road, Great Neck, N.Y. 11023

Daniel A. Ingarra   Sec.-Treas.  281 Schenck Blvd., Floral Park, N.Y. 11001


     (4)  The corporation elects to dissolve.

     (5) The dissolution was authorized by unanimous written consent of the holders of all the outstanding shares entitled to vote thereon.

IN WITNESS WHEREOF, this certificate has been subscribed this 14th day of September, 1983 by the undersigned who affirm(s) that the statements made herein are true under the penalties of perjury.


Type name            Capacity in which signed        Signature
- ---------            ------------------------        ---------

Daniel A. Ingarra           Secretary          /s/ Daniel A. Ingarra
- -----------------           ---------          ---------------------

Sidney A. Miller            President         /s/ Sidney A. Miller
- ----------------            ---------         --------------------





                   ========================================

                         Certificate of Dissolution of

                              DELTA FUNDING CORP.

              under Section 1003 of the Business Corporation Law

                   ========================================







                                   Filed By: Delta Funding Corporation

                                   Address:  70 Middle Neck Road
                                             Great Neck, New York  11021

        Certificate of Amendment of the Certificate of Incorporation of

                             DELTA FINANCIAL CORP.

               under Section 805 of the Business Corporation Law


IT IS HEREBY CERTIFIED THAT:

     (1)  The name of the corporation is DELTA FINANCIAL CORP.

     (2) The certificate of incorporation was filed by the department of state as the 28th day of January, 1982 under the name Delta Funding Corp.

     (3) The certificate of incorporation of this corporation is hereby amended to effect the following change:

          The name of the corporation is:

               Delta Funding Corporation

     (4)  The amendment to the certificate of incorporation was authorized:

          o by unanimous written consent of the holders of all the outstanding shares entitled to vote thereon.

IN WITNESS WHEREOF, this certificate has been subscribed this 22nd day of September, 1983, by the undersigned who affirm(s) that the statements made herein are true under the penalties of perjury.

    Type name       Capacity in which signed        Signature
    ---------       ------------------------        ---------

   Sidney A. Miller       President          /s/ Sidney A. Miller
   ----------------       ---------          --------------------

   Daniel A. Ingarra       Secretary         /s/ Daniel A. Ingarra
   -----------------       ---------         ---------------------






                   ========================================

        Certificate of Amendment of the Certificate of Incorporation of

                             DELTA FINANCIAL CORP.

               under Section 805 of the Business Corporation Law

                   ========================================






                                   Filed By: Delta Financial Corporation

                                   Address:  70 Middle Neck Road
                                             Great Neck, N.Y.  11021

         CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION

                                      OF

                           DELTA FUNDING CORPORATION

               Under Section 805 of the Business Corporation Law



IT IS HEREBY CERTIFIED THAT:

1.   The name of the corporation is:

                           DELTA FUNDING CORPORATION

2. The certificate of incorporation was filed by the Department of State on the 28th day of January, 1982 under the original name of Delta Funding Corp.

3. The certificate of incorporation is hereby amended to effect the following change:

     To amend Paragraph (3) which sets forth the stock structure. The corporation is presently authorized to issue 200 shares, no par value. The corporation shall add 5,000 new shares. Paragraph (3) shall now read as follows:

     (3) The aggregate number of shares which the corporation shall have authority to issue is 5,200 shares, no par value.

4. The amendment to the certificate of incorporation was authorized first by the board of directors and then by vote of a majority of all outstanding shares entitled to vote thereon.


IN WITNESS WHEREOF, the undersigned hereby affirms that the statements made herein are true under the penalties of perjury.

Dated:  September 19, 1990



/s/ Sidney A. Miller          /s/ Irwin Fein
- ---------------------         ---------------------
Sidney A. Miller              Irwin Fein
President                     Secretary

  CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION


                               OF


                    DELTA FUNDING CORPORATION




FILED BY: William J. Moran, Esq.
          130 Steamboat Road
          Great Neck, New York  11024







                                             STATE OF NEW YORK
                                             DEPARTMENT OF STATE
                                             FILED DEC. 20, 1990

       Certificate of Amendment of the Certificate of Incorporation of

                          DELTA FUNDING CORPORATION

              under Section 805 of the Business Corporation Law


IT IS HEREBY CERTIFIED THAT:

     (1)  The name of the corporation is

                          DELTA FUNDING CORPORATION

     (2) The certificate of incorporation was filed by the department of state on the 28th day of January 1982 under the original name of Delta Funding Corp.


     (3) The certificate of incorporation of this corporation is hereby amended to effect the following change:

     To amend Paragraph (3) which sets forth the stock structure. The corporation is presently authorized to issue 5,200 shares, no par value. The corporation shall add 4,800 new shares.

     Paragraph (3) shall now read as follows:
     (3) The aggregate number of shares which the corporation shall have authority to issue is 10,000 shares, no par value.

     (4)  The amendment to the certificate of incorporation was authorized:

          o    first by vote of the board of directors.

          o and then at a meeting of shareholders by vote of a majority of all the holders of all outstanding shares entitled to vote thereon.

IN WITNESS WHEREOF, this certificate has been subscribed this ___ day of September, September, by the undersigned who hereby affirms that the statements made herein are true under the penalties of perjury.


   Type name          Capacity in which signed          Signature
   ---------          ------------------------          ---------

Sidney A. Miller           President               /s/ Sidney A. Miller
- ----------------           ---------               --------------------

Irwin Fein                 Secretary               /s/ Irwin Fein
- ----------                 ---------               --------------



                   ========================================

       Certificate of Amendment of the Certificate of Incorporation  of

                           DELTA FUNDING CORPORATION

               under Section 805 of the Business Corporation Law

                   ========================================








                                   Filed By: WILLIAM J. MORAN
                                             ATTORNEY AT LAW

                                   Address:  130 Steamboat Road
                                             Great Neck, NY  11024


                                   STATE OF NEW YORK
                                   DEPARTMENT OF STATE
                                   FILED:  DEC. 31, 1991

                           CERTIFICATE OF AMENDMENT

                                    OF THE

                         CERTIFICATE OF INCORPORATION

                                      OF

                              DELTA FUNDING CORP.

               Under Section 805 of the Business Corporation Law

The undersigned being the sole shareholder of Delta Funding Corp. hereby certifies and sets forth:

     1.   The name of the corporation is Delta Funding Corp.

     2. The certificate of incorporation of Delta Funding Corp. was filed by the Department of State on the 28th day of January, 1982.

     3. The certificate of incorporation of Delta Funding Corp. is hereby amended to affect a change in the corporate name pursuant to section 301(b)(1) of the Business Corporation Law.

     4. Paragraph 1 of the certificate of incorporation is hereby amended as follows:

          (1.)  The name of the corporation is Delta Financial Corp.

     5. The certificate of incorporation of Delta Funding Corp. is hereby amended to affect a change of the corporate purposes pursuant to section 801(b)(2) of the Business Corporation Law and Article 9 of the Banking Law.

     6. Paragraph 5 of the certificate of incorporation is hereby amended by adding the following statement, to wit:

     Pursuant to Article 9 of the Banking Law of the State of New York the corporation may act as a licensed lender to conduct the business of making loans under the provisions of Article 9 of the Banking Law to make a loan to any natural person upon the security of a mortgage which is not a first lien at the rate or rates agreed to by the licensed lender and the borrower subject to such regulations as the Banking Board may prescribe.

     The corporation, in furtherance of its corporate purposes sets forth, shall have all the powers in Article 9 of the Banking Law and Business Corporation Law subject to any limitations provided in the Banking Law or any other statute of the

State of New York.

     7. The manner in which this amendment to the certificate of incorporation of Delta Funding Corp. was authorized was by the sole shareholder because no directors or officers have been elected.

     IN WITNESS WHEREOF, the undersigned has executed and signed this certificate this 23rd day of June, 1982.



                         DELTA FUNDING CORP.


                         By: /s/ Sidney A. Miller
                             ------------------------
                             SIDNEY A. MILLER
                              Sole Shareholder

STATE OF NEW YORK   )
                    SS:
COUNTY OF NASSAU    )

     SIDNEY A. MILLER, being duly sworn, deposes and says:

     I am the sole shareholder of DELTA FUNDING CORP. I have read the annexed Certificate of Amendment of Incorporation of DELTA FUNDING CORP. and know the contents thereof and the same are true to my own knowledge.


                         /s/ Sidney A. Miller
                         ----------------------
                            SIDNEY A. MILLER
Sworn to before me this
23 day of June, 1982

/s/ Robert Schneider
- ----------------------------
Robert Schneider
Notary Public
                                     -19-

STATE OF NEW YORK   )
                     SS:
DEPARTMENT OF STATE)


I hereby certify that I have compared the annexed copy with the original document filed by the Department of State and that the same is a correct transcript of said original.




Witness my hand and seal of the Department of State on MAR 19 1993



                         Gil S. Shaffer
                         Secretary of State

                   CERTIFICATE OF AMENDMENT

                            OF THE

                  CERTIFICATE OF INCORPORATION

                              OF

                    DELTA FUNDING CORPORATION

        UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW


     The undersigned, being the president and the secretary of DELTA FUNDING CORPORATION, do hereby certify and set forth:

     (1) The name of the corporation is DELTA FUNDING CORPORATION. The name under which the corporation was formed is DELTA FUNDING CORP.

     (2) The certificate of incorporation of DELTA FUNDING CORPORATION was filed by the Department of State on the 28th day of January, 1982.

     (3) Paragraph (5) of the certificate of incorporation of DELTA FUNDING CORPORATION, which sets forth the purposes of the corporation, is hereby amended.

Paragraph (5) shall now read:

          (5) The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law of the State of New York. The corporation is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency, or other body without such consent or approval first being obtained.

     (4) This amendment to the certificate of incorporation of DELTA FUNDING CORPORATION was authorized by vote ofthe board of directors, followed by unanimous written consent, setting forth the action taken, signed by the holders of all outstanding shares entitled to vote thereon.

     IN WITNESS WHEREOF, the undersigned have executed and signed this certificate this 17th day of March, 1993, by the below undersigned who affirms that the statements are true under the penalties of perjury.

                         /s/ Hugh Miller
                         -----------------------------
                         HUGH MILLER, PRESIDENT



                         /s/ Irwin Fein
                         -----------------------------
                         IRWIN FEIN, SECRETARY

                   ========================================

                          Certificate of Amendment of

                           DELTA FUNDING CORPORATION

                   ========================================






          Filed By: William J. Moran, Esq.
                    130 Steamboat Road
                    Great Neck, N.Y.  11024
                    (516) 466-1980




                                   STATE OF NEW YORK
                                   DEPARTMENT OF STATE
                                   FILED MAR. 19, 1993

               NEW YORK STATE DEPARTMENT OF TAXATION AND FINANCE
                      CORPORATION TAX, ALBANY, N.Y. 12227


To:  Secretary of State            Date:  October 7, 1983


     Pursuant to provisions of Section 1004 of Article 10 of the Business Corporation Law, the State Tax Commission hereby consents to the dissolution of
                                       DELTA FUNDING CORPORATION
If filed on or before 11-1-83          ID# 11-2646269


     Attached are dissolution papers and $20.00 fee.

Filed by: Colby


                         Application Received     9/20/83
                                              ---------------